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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                           MICROSTRATEGY INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-24435                               51-0323571
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
     (State or Other Jurisdiction                     (Commission                          (I.R.S. Employer
          of Incorporation)                          File Numbers)                       Identification No.)

                          1861 International Drive
                              McLean, Virginia                                                  22102
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
                  (Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code: (703) 848-8600
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(Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         On April 18, 2003, MicroStrategy Incorporated (the "Company") issued a press release announcing that, on April 16, 2003, the Company repurchased approximately $8.5 million in principal of its 7 1/2% series A unsecured notes (the "Notes") in exchange for 261,757 shares of the Company's class A common stock and that, since January 1, 2003, the Company has repurchased approximately $10.3 million in principal amount of the Notes in exchange for 317,810 shares of class A common stock. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

 Exhibit       Description

 99.1 Press release regarding repurchase of certain 7 1/2% series A unsecured notes, dated as of April 18, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2003         MicroStrategy Incorporated
                                  (Registrant)

                             By: /s/ Eric F. Brown
                             ----------------------
                             Name:  Eric F. Brown
                             Title: President and Chief Financial Officer

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